SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 26, 2009



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On October 26, 2009, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending September 30, 2009. A copy of the press release is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated October 26, 2009.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  October 26, 2009


                                       /s/Ronald J. Casciano
                                       ---------------------------------------
                                       Ronald J. Casciano
                                       Vice President, Chief Financial Officer,
                                       Treasurer and Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated October 26, 2009.

Exhibit 99.1  Press Release dated October 26, 2009.






RELEASE:    NEW HARTFORD, NY, October 26, 2009
CONTACT:    Christopher R. Byrnes (315) 738-0600 ext. 226
            cbyrnes@partech.com,  www.partech.com



            PAR TECHNOLOGY CORPORATION REPORTS THIRD QUARTER RESULTS
        -----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)


New Hartford, NY- October 26, 2009 -- PAR Technology Corporation (NYSE: PTC), a provider of integrated hardware, software and service solutions to the restaurant, hotel/resort, and hospitality industries along with information technology services to the United States Government, today reported third quarter financial results.

For the third quarter ended September 30, 2009, PAR Technology Corporation reported revenues of $49.9 million compared to $58 million in the third quarter 2008, a decrease of 13.9%. A net loss of $778,000 was reported for the period compared to net income of $828,000 in the third quarter last year. The Company reported diluted loss per share of $0.05 for this past quarter, compared to the diluted earnings per share of $0.06 reported for the same period a year earlier.

For the nine months ended September 30, 2009, PAR Technology Corporation reported revenues of $164.8 million, a 1.5% decrease when compared to the $167.3 million reported one year ago. The Company also reported a net loss of $293,000 in the first nine months of 2009 versus net income of $757,000 for the first nine months of 2008. Diluted loss per share for the first nine months of 2009 was reported at $0.02, compared to diluted earnings per share of $0.05 reported for the same period in 2008.

"Our third-quarter results reflect the effects of the recession and rising unemployment rates across the globe. While some economic indicators have shown improvement, the confidence level of the hospitality market continues to reflect the uncertainty of the current business environment. Simultaneously, certain customer accounts continue to have difficulty in obtaining access to capital," commented John W. Sammon, Chairman and CEO of PAR Technology. "While we are disappointed with our most recent quarterly results, we are never-the-less optimistic about our core business and future opportunities across all of our business segments. We are actively reducing costs which will not impair our ability to execute on our long term strategic plans. We are confident that our business will improve as credit eases and the industry confidence level improves. As we plan for 2010, we see a greatly improving pipeline of business which will restore both top line revenue along with earnings and we are committed to reducing expenses while investing in our future."

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.


ABOUT PAR TECHNOLOGY

PAR Technology Corporation creates and markets products that help hospitality operators around the world to better manage money, materials, people and the guest experience. PAR has provided hardware, software and services to the world's largest restaurant chains and their franchisees for almost 30 years. Today the Company's extensive offering include technology solutions for the full spectrum of hospitality operations, from boutique hotels and independent table service restaurants to international QSR chains, all backed by PAR's global service network. The Company has over 50,000 installations in 105 countries worldwide. PAR is also a leader in providing computer-based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company's website at www.partech.com.

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)
                                   (unaudited)

                                                     September 30, December 31,
                                                         2009          2008
                                                     ------------  ------------
Assets
Current assets:
     Cash and cash equivalents .......................   $   4,859    $   6,227
     Accounts receivable-net .........................      37,147       53,582
     Inventories-net .................................      40,125       41,132
     Income tax refunds ..............................         767          208
     Deferred income taxes ...........................       5,786        5,301
     Other current assets ............................       3,193        3,588
                                                         ---------    ---------
         Total current assets ........................      91,877      110,038
Property, plant and equipment - net ..................       6,523        6,879
Deferred income taxes ................................         647        1,525
Goodwill .............................................      26,383       25,684
Intangible assets - net ..............................       7,366        8,251
Other assets .........................................       1,721        1,611
                                                         ---------    ---------
           Total Assets ..............................   $ 134,517    $ 153,988
                                                         =========    =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt ...............   $   1,402    $   1,079
     Borrowings under lines of credit ................       3,000        8,800
     Accounts payable ................................       8,834       15,293
     Accrued salaries and benefits ...................       7,866        8,360
     Accrued expenses ................................       3,144        3,962
     Customer deposits ...............................       2,098        6,157
     Deferred service revenue ........................      13,582       16,318
                                                         ---------    ---------
         Total current liabilities ...................      39,926       59,969
                                                         ---------    ---------
Long-term debt .......................................       4,863        5,852
                                                         ---------    ---------
Other long-term liabilities ..........................       2,092        1,910
                                                         ---------    ---------
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized ...................        --           --
     Common stock, $.02 par value,
       29,000,000 shares authorized;
       16,349,845 and 16,189,718 shares issued;
       14,697,090 and 14,536,963 outstanding .........         327          324
     Capital in excess of par value ..................      40,975       40,173
     Retained earnings ...............................      52,375       52,668
     Accumulated other comprehensive loss ............        (532)      (1,399)
     Treasury stock, at cost, 1,652,755 shares .......      (5,509)      (5,509)
                                                         ---------    ---------
          Total shareholders' equity .................      87,636       86,257
                                                         ---------    ---------
           Total Liabilities and Shareholders' Equity    $ 134,517    $ 153,988
                                                         =========    =========



                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)


                                                           For the three months             For the nine months
                                                            ended September 30,              ended September 30,
                                                      ------------------------------    ------------------------------
                                                           2009              2008           2009              2008
                                                      -------------    -------------    -------------    -------------
Net revenues:
     Product ......................................   $      15,222    $      20,918    $      52,637    $      58,566
     Service ......................................          17,011           19,155           56,057           53,299
     Contract .....................................          17,681           17,894           56,147           55,443
                                                      -------------    -------------    -------------    -------------
                                                             49,914           57,967          164,841          167,308
                                                      -------------    -------------    -------------    -------------
Costs of sales:
     Product ......................................          10,025           12,016           34,578           34,053
     Service ......................................          11,886           14,466           39,747           39,826
     Contract .....................................          16,598           16,924           53,062           52,477
                                                      -------------    -------------    -------------    -------------
                                                             38,509           43,406          127,387          126,356
                                                      -------------    -------------    -------------    -------------

           Gross margin ...........................          11,405           14,561           37,454           40,952
                                                      -------------    -------------    -------------    -------------
Operating expenses:
     Selling, general and administrative ..........           8,579            9,121           26,821           26,924
     Research and development .....................           3,771            3,560           10,127           11,571
     Amortization of identifiable intangible assets             371              388            1,104            1,167
                                                      -------------    -------------    -------------    -------------
                                                             12,721           13,069           38,052           39,662
                                                      -------------    -------------    -------------    -------------

Operating income (loss) ...........................          (1,316)           1,492             (598)           1,290
Other income, net .................................              12              216              274              759
Interest expense ..................................            (106)            (275)            (328)            (745)
                                                      -------------    -------------    -------------    -------------
Income (loss) before provision for income taxes ...          (1,410)           1,433             (652)           1,304
(Provision) benefit for income taxes ..............             632             (605)             359             (547)
                                                      -------------    -------------    -------------    -------------
Net income (loss) .................................   $        (778)   $         828    $        (293)   $         757
                                                      =============    =============    =============    =============
Earnings (loss) per share
     Basic ........................................   $       (0.05)   $         .06    $       (0.02)   $         .05
     Diluted ......................................   $       (0.05)   $         .06    $       (0.02)   $         .05

Weighted average shares outstanding
     Basic ........................................          14,544           14,440           14,506           14,404
                                                      =============    =============    =============    =============
     Diluted ......................................          14,832           14,823           14,789           14,787
                                                      =============    =============    =============    =============